                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
Filed by the Registrant [X]

Filed by the Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement      [_]  Confidential, for Use of the

[X]  Definitive Proxy Statement            Commission Only (as permitted

[_]  Definitive Additional Materials        by Rule 14a-6(e)(2))

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              HOPFED BANCORP, INC
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5.   Total fee Paid:

          ----------------------------------------------------------------------

[_]    Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount previously paid:

     ---------------------------------------------------------------------------

2.   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

3.   Filing Party:

     ---------------------------------------------------------------------------

4.   Date Filed:

     ---------------------------------------------------------------------------

                             HOPFED BANCORP, INC.
                         2700 FORT CAMPBELL BOULEVARD
                         HOPKINSVILLE, KENTUCKY  42440



                                April 30, 1998



Dear Stockholder:

     We invite you to attend the first Annual Meeting of Stockholders (the "Annual Meeting") of HopFed Bancorp, Inc. (the "Company") to be held at the main office of Hopkinsville Federal Savings Bank, 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Wednesday, May 27, 1998 at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

     As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                    Sincerely,




                                    Bruce Thomas
                                    President and Director

                             HOPFED BANCORP, INC.
                         2700 FORT CAMPBELL BOULEVARD
                         HOPKINSVILLE, KENTUCKY  42440
                                 (502) 885-1171

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 27, 1998



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of HopFed Bancorp, Inc. (the "Company") will be held at the main office of Hopkinsville Federal Savings Bank, 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Wednesday, May 27, 1998 at 10:00 a.m., local time.

     The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

   1.     The election of three directors of the Company.

   2. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

   The Board of Directors is not aware of any other business to come before the Annual Meeting.

   Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on April 13, 1998, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

   You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                        BY ORDER OF THE BOARD OF DIRECTORS



                        BOYD M. CLARK
                        SECRETARY
Hopkinsville, Kentucky
April 30, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                             HOPFED BANCORP, INC.

                         2700 FORT CAMPBELL BOULEVARD
                         HOPKINSVILLE, KENTUCKY 42440
                                (502) 885-1171

                        ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD
                                 MAY 27, 1998

--------------------------------------------------------------------------------
                                 INTRODUCTION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HopFed Bancorp, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the main office of Hopkinsville Federal Savings Bank (the "Bank"), 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Wednesday, May 27, 1998, at 10:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about April 30, 1998.

--------------------------------------------------------------------------------
                       VOTING AND REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, $.01 par value per share ("Common Stock"). Stockholders of record as of the close of business on April 13, 1998 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 4,033,625 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting

     The following table sets forth, as of the Record Date, certain information as to the persons believed by management to be the beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group. Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is based on the most recent reports filed by such persons or information provided to the Company by such persons.

                                                      Percent of Shares
     Name and Address of       Amount and Nature of    of Common Stock
     Beneficial Owners        Beneficial Ownership(1)    Outstanding
---------------------------   ----------------------  ------------------

All Executive Officers and              140,278 (2)           3.5%
Directors as a Group
(8 persons)

HopFed Bancorp, Inc.                    322,690               8.0%
Employee Stock Ownership
Plan and Trust
2700 Fort Campbell Boulevard
Hopkinsville, Kentucky 42440

------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) of which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares.

(2) Includes shares owned directly by directors and officers of the Company as well as shares held by their spouses and minor children and trusts of which certain directors are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership.

--------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified. As a result of the resignation of Drury R. Embry from the Board of Directors, the Board of Directors currently consists of eight members. The Board of Directors has nominated WD Kelley, Clifton H. Cochran and Walton G. Ezell to serve for three-year terms or until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. Stockholders are not entitled to cumulate their votes for the election of directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The following table sets forth for each nominee and for each director continuing in office, including the named executive officer, such person's name, age, the year such person first became a director and the number of shares and percentage of Common Stock beneficially owned.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED BELOW AS DIRECTORS OF THE COMPANY.


                                         PRESENT    SHARES OF
                            YEAR FIRST    TERM    COMMON STOCK
                             ELECTED       TO     BENEFICIALLY
       NAME        AGE(1)  DIRECTOR (2)  EXPIRE     OWNED (3)
      ------       ------  ------------  -------  -------------

        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

WD Kelley             77        1972       1998       20,374

Clifton H. Cochran    76        1977       1998       25,000

Walton G. Ezell       63        1965       1998       23,336

             DIRECTORS CONTINUING IN OFFICE

Boyd M. Clark         52        1990       1999       10,772

John Noble Hall, Jr.  76        1962       1999       23,385

Chester K. Wood       88        1957       1999       10,000

Bruce Thomas          60        1990       2000        5,721

Peggy R. Noel         59        1995       2000       17,190
----------------

(1)  At December 31, 1997.
(2) Includes term of office as director of Hopkinsville Federal Savings Bank (the "Bank") prior to the conversion of the Bank to a stock savings bank as a wholly owned subsidiary of the Company on February 6, 1998 (the "Conversion"). Each director of the Company is also a director of the Bank.
(3) At the Record Date. In accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. Includes shares owned directly by the named individuals as well as shares held by their spouses and minor children but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Each nominee and director beneficially owns less than 1% of the shares outstanding. Does not include unallocated shares held by the trust for the Company's Employee Stock Ownership Plan and Trust ("ESOP"), the voting of which is directed by the ESOP trustees in the same proportion as ESOP participants vote allocated stock or, in the absence of such direction, as directed by the Board of Directors. See "Voting Securities and Principal Holders Thereof."

     Listed below is certain information about the principal occupations of the Board nominees and the other directors of the Company. Unless otherwise noted, all such persons have held these positions for at least five years.

     WD KELLEY. Prior to his retirement in 1980, Mr. Kelley served as superintendent of Schools for Christian County, Kentucky. Mr. Kelley currently serves as Chairman of the Board of Directors of the Bank, a position he has held since 1995. He also serves as Chairman of the Board of Directors of the Company.

     CLIFTON H. COCHRAN. Prior to his retirement in 1982, Mr. Cochran was in the retail clothing business.

     WALTON G. EZELL. Mr. Ezell is a self-employed farmer engaged in the production of grain in Christian County, Kentucky.

     BOYD M. CLARK. Mr. Clark has served as Senior Vice President --Loan Administrator of the Bank since 1995. Prior to his current position, Mr. Clark served as First Vice President of the Bank. He has been an employee of the Bank since 1973. Mr. Clark also serves as Vice President and Secretary of the Company.

     JOHN NOBLE HALL, JR. Prior to his retirement in 1980, Mr. Hall was a real estate agent.

     CHESTER K. WOOD. Prior to his retirement in 1968, Mr. Wood was a pharmacist.

     BRUCE THOMAS. Mr. Thomas has served as President and Chief Executive Officer of the Bank since 1992. He has been an employee of the Bank since 1962. Mr. Thomas also serves as President and Chief Executive Officer of the Company.

     PEGGY R. NOEL. Ms. Noel has served as Executive Vice President, Chief Financial Officer and Chief Operations Officer of the Bank since 1990. She has been an employee of the Bank since 1966. Ms. Noel also serves as Vice President, Chief Financial Officer and Treasurer of the Company.

ADVISORY DIRECTOR

     Upon his resignation from the boards of directors of the Company and the Bank, Drury R. Embry was elected an Advisory Director of the Bank. Prior to his retirement in 1996, Mr. Embry was Farm Director of WHOP, a radio station in Hopkinsville, Kentucky.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held four meetings during the year ended December 31, 1997. The members of the Company's Board of Directors are also members of the Bank's Board of Directors, which held 15 meetings during the year ended December 31, 1997. All incumbent directors attended 75% or more of the total number of Board meetings held during the year ended December 31, 1997 and the total number of meetings held by committees on which such directors served during such period.

     The Board of Directors of the Company serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose. Subsequent to December 31, 1997, the Board of Directors held one meeting in its capacity as a nominating committee to nominate the individuals named herein for election as directors at the Annual Meeting.

     In the year ended December 31, 1997, there were no standing committees of the Board of Directors of the Company. The Board of Directors of the Bank carries out many of its duties through committees.

     The Bank's Executive Committee consists of directors Kelley, Thomas, Ezell and Wood and is authorized to take actions it deems necessary or appropriate between regular meetings of the Board. The Executive Committee met three times during the year ended December 31, 1997.

     The Board of Directors' Audit and Finance Committee consists of directors Ezell, Kelley and Cochran. The Audit and Finance Committee met in January 1998. The Audit and Finance Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Bank, to review and recommend the independent auditors to be engaged by the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies. Subsequent to the Bank's conversion to stock form in February 1998 as a wholly owned subsidiary of the Company (the "Conversion"), the Audit and Finance Committee became a committee of the Board of Directors of the Company.

     The Bank's Personnel and Compensation Committee consists of directors Wood, Hall and Cochran. The Personnel and Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. All compensation decisions are made by the full Board of Directors. However, directors who are also employees of the Bank abstain from voting and are not present during discussions of the Board on matters relating to their employee compensation.
The Personnel and Compensation Committee met two times during the year ended December 31, 1997.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for the last fiscal year awarded to or earned by the Chief Executive Officer. No executive officer of the Company earned salary and bonus in the year ended December 31, 1997 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                Annual Compensation
                                           ----------------------------------------------------------
                                                                                       Other Annual
         Name                  Year             Salary(1)             Bonus          Compensation (1)
-----------------------  ----------------  -------------------  -----------------  ------------------
Bruce Thomas                    1997             $93,500            $     --              $  --
 President and Chief            1996              70,000                3,500                --
 Executive Officer              1995              70,900                  --                 --


(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in the year ended December 31, 19967 did not exceed 10% of each of the executive officer's salary and bonus.

DIRECTORS' COMPENSATION

     The members of the Board of Directors of the Company currently do not receive fees in their capacity as such. The Bank's non-employee directors receive a fee of $550 per meeting attended, plus all non-employee directors receive a retainer of $250 per month. The Chairman of the Board receives a fee of $650 per meeting attended. Non-employee directors of the Bank also receive a fee of $275 per committee meeting attended. During the year ended December 31, 1997, the Bank's non-employee directors' fees totaled $72,850.

CERTAIN BENEFIT PLANS AND AGREEMENTS

     PENSION PLAN. The Bank maintains a non-contributory, defined benefit pension plan (the "Pension Plan") for the benefit of employees who are 21 years of age and have completed one year of service with the Bank. The benefits are based on years of service and the employee's average final compensation, which is computed using the five consecutive years prior to retirement that yield the highest average. The normal retirement benefit is equal to 1.75% of average final compensation, multiplied by service not in excess of 35 years. The normal retirement date is age 65 and completion of five years of participation in the Pension Plan or age 60 with 30 years of vesting service, if earlier. The Pension Plan also provides for early retirement benefits beginning at age 55 and completion of 10 years of service, and for death benefits.

     The following table illustrates the maximum estimated annual benefits payable upon retirement pursuant to the Pension Plan based upon the Pension Plan formula for specified average final compensation and specified years of service.

                                                    Years of Service
Average Final                 ---------------------------------------------------------
Compensation                         15         20         25          30          35
----------------------------- ------------- ---------- ---------- ----------- ---------
$ 20,000.......................   $ 5,250    $ 7,000    $ 8,750     $10,500     $12,250
  40,000.......................    10,500     14,000     17,500      21,000      24,500
  60,000.......................    15,750     21,000     26,250      31,500      36,750
  80,000.......................    21,000     28,000     35,000      42,000      49,000
 100,000.......................    26,250     35,000     43,750      52,500      61,250

     Benefits are hypothetical amounts only. Currently, the maximum annual benefit payable under the Pension Plan is $98,000. Also, compensation in excess of $160,000 is not covered under the Pension Plan. "Average Final Compensation" is based upon compensation that would appear under the "Salary" column of the Summary Compensation Table. As of December 31, 1997, Mr. Thomas had 35.3 years of credited service under the Pension Plan. Benefits set forth in the preceding table are computed as a straight-life annuity and are unaffected by payments expected to be made to employees by Social Security.

     Pursuant to the Pension Plan, employees who terminate employment or who have qualified for normal retirement may elect to receive a lump sum payment of vested Pension Plan benefits. Such a payment to a qualified employee may be for either 100% or 50% of the vested amount, at the employee's discretion. As of December 31, 1997, only Mr. Thomas had satisfied the conditions for normal retirement. Prior to such date, if Mr. Thomas elected to receive a lump sum distribution of 50% of his vested benefit

     EMPLOYMENT AGREEMENTS. The Company and the Bank have entered into separate employment agreements (the "Employment Agreements") with the following officers of the Company and the Bank: Bruce Thomas, President and Chief Executive Officer of the Company and the Bank; Peggy R. Noel, Vice President, Chief Financial Officer and Treasurer of the Company and Executive Vice President, Chief Financial Officer and Chief Operations Officer of the Bank; and Boyd M. Clark, Vice President and Secretary of the Company and Senior Vice President -- Loan Administration of the Bank (collectively, the "Employees"). Such Boards believe that the Employment Agreements assure fair treatment of the Employees in their careers with the Company and the Bank by assuring them of some financial security.

     The Employment Agreements became effective upon consummation of the Conversion for a term of one year, with an annual base salary equal to the Employees' current base salaries. On each anniversary date of the commencement of the Employment Agreements, the term of each Employee's employment may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Employee has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreements provide the Employees with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. Each of the Employment Agreements shall terminate upon the Employee's death, may terminate upon the Employee's disability and are terminable by the Bank for "just cause" (as defined in the Employment Agreements). In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates any of the Employees without just cause, the Employee will be entitled to a continuation of his or her salary and benefits from the date of termination through the remaining term of the Employment Agreement and, at the Employee's election, either continued participation in benefit plans which the Employee would have been eligible to participate in through the Employment Agreements' expiration date or the cash equivalent thereof. If an Employment Agreement is terminated due to the Employee's "disability" (as defined in the Employment Agreements), the Employee will be entitled to a continuation of his or her salary and benefits through the date of such termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the Employment Agreements, his or her estate will be entitled to receive his or her salary through the last day of the calendar month in which the Employee's death occurred. Each of the Employees is able to voluntarily terminate his or her Employment Agreements by providing 60 days prior written notice to the Boards of Directors of the Bank and the Company, in which case the Employee is entitled to receive only his or her compensation, vested rights and benefits accrued up to the date of termination.

     In the event of the Employee's involuntary termination of employment other than for "just cause" within 12 months after a change in control of the Company or the Bank which has not been approved in advance by a two-thirds vote of the full Board of Directors of each of the Company and the Bank, the Employee will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his or her "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. The term "change in control" is defined in the Employment Agreements to mean (i) a change in the ownership, holding or power to vote more than 25% of the Bank's or Company's voting stock, (ii) a change in the ownership or possession of the ability to control the election of a majority of the Bank's or Company's directors, or
(iii) a change in the ownership or possession of the ability to exercise a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" within the meaning of Section 13(d) of the Exchange Act. The aggregate payment that would be made to Mr. Thomas assuming his termination of employment under the foregoing circumstances at December 31, 1997 would have been approximately $280,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to the Employment Agreement, the Employee will be reimbursed for his or her legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. No loans to directors and officers have terms more favorable than might be otherwise offered to customers.

REPORT OF THE COMPENSATION COMMITTEE

     As members of the Personnel and Compensation Committee (the "Compensation Committee") of the Bank, it is our duty to review compensation policies applicable to executive officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels for executive officers for consideration by the Board of Directors of the Bank; and to administer various incentive plans of the Company and the Bank.

     Overview. Under the compensation policies of the Bank, which are endorsed by the Compensation Committee, compensation is paid based both on the executive officer's performance and the performance of the entire Company. In assessing the performance of the Company and the Bank for purposes of compensation decisions, the Compensation Committee considers a number of factors, including profits of the Company and the Bank during the past year relative to their profit plans, changes in the value of the Company's stock, reports of federal regulatory examinations of the Company and the Bank, growth, business plans for future periods, and regulatory capital levels. The Compensation Committee assesses individual executive performance based upon its determination of the officer's contributions to the performance of the Company and the Bank and the accomplishment of the Company's and the Bank's strategic goals, such as loan growth, deposit growth, expense control and net income. In assessing performance for 1997 and previous years, the members of the Committee did not make use of a mechanical weighting formula or use specific performance targets, but instead weighed the described factors as they deemed appropriate in the total circumstances.

     Base Salary. The 1997 salary levels of the Bank's senior officers were established in 1996 consistent with this compensation policy. In its 1996 review of base compensation, the Committee determined that the performance of Mr. Thomas in managing the Company and the Bank was satisfactory, based upon the 1996 financial performance of the Bank, including the growth in assets, income, and capitalization during 1996; the financial performance trends for 1996 and the preceding four years, which included growth in assets, net income, and total equity in each year; the results of confidential regulatory examinations; his continued involvement in community affairs in the communities served by the Bank; the Company's planned levels of financial performance for 1997; and a general level of satisfaction with the management of the Company and the Bank. Based upon the results of this review, the salary of Mr. Thomas was established at $93,500 per year for 1997, which represented an increase of 33.6% over his 1996 base salary.

     No member of the Compensation Committee is a former or current officer or employee of the Company or the Bank.


March 31, 1998                John Noble Hall
                              Clifton H. Cochran
                              Chester K. Wood


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. During the year ended December 31, 1997, such filing requirements were not applicable to the Company, since the Conversion was consummated subsequent thereto.

--------------------------------------------------------------------------------
                             INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     York, Neel & Co. - Hopkinsville, LLP served as the Company's and the Bank's independent auditors for the year ended December 31, 1997. The Board of Directors has appointed York, Neel & Co. - Hopkinsville, LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1998. A representative of York, Neel & Co. - Hopkinsville, LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Annual Meeting.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

     The Annual Report to Stockholders for the year ended December 31, 1997, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy statement and proxy relating to the 1999 annual meeting of stockholders of the Company, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky no later than December 31, 1998. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1999 annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HOPFED BANCORP, INC., 2700 FORT CAMPBELL BOULEVARD, HOPKINSVILLE, KENTUCKY.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             BOYD M. CLARK
                             SECRETARY

Hopkinsville, Kentucky
April 30, 1998

                                REVOCABLE PROXY
                             HOPFED BANCORP, INC.
                              ------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 27, 1998
                              ------------------


     The undersigned stockholder of HopFed Bancorp, Inc. (the "Company") hereby appoints John Noble Hall, Jr. and Janet Boyd, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of Hopkinsville Federal Savings Bank, 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Wednesday, May 27, 1998 at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

                                                       VOTE
                                           FOR        WITHHELD
                                           ---        --------

I.  Election as directors of all nominees
    listed below (except as marked to the
    contrary).
                                            [_]          [_]
       WD Kelley
       Clifton H. Cochran
       Walton G. Ezell

       INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR
       ANY NOMINEE(S), WRITE THAT NOMINEE'S
       NAME ON THE LINE BELOW.


       -------------------------


II. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


   Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.

   The undersigned stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement, and the Annual Report to Stockholders.

Dated: _________________ _____, 1998



---------------------------------       -----------------------------------
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


---------------------------------       -----------------------------------
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------